SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 26, 2005

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky	40223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 357-9000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On May 26, 2005, Ventas, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”) with its operating partnership, Ventas Realty, Limited Partnership, and a wholly owned subsidiary, Ventas Capital Corporation (collectively, the “Issuers”), Ventas LP Realty, L.L.C. and the Initial Purchasers named therein relating to the issuance and sale by the Issuers of $175 million aggregate principal amount of 7 1/8% Senior Notes due 2015 and $175 million aggregate principal amount of 6 ¾% Senior Notes due 2010 (collectively, the “Notes”). The Notes will be sold to the Initial Purchasers at a price of 99% of the principal amount thereof, plus accrued interest, if any, from June 7, 2005, the expected date of delivery of the Notes. The Notes are being sold only to qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”) and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

The above description is qualified in its entirety by reference to the Purchase Agreement, a copy of which is filed as Exhibit 10.1 hereto and is incorporated in this Item 1.01 by reference.

Item 8.01. Other Events.

On May 27, 2005, the Company issued a press release announcing the pricing of its private offering of the Notes.

A copy of the press release issued by the Company on May 27, 2005 is filed as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits:

Exhibit Number	Description

10.1	Purchase Agreement dated as of May 26, 2005 by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, the Company and Ventas LP Realty, LLC, as Guarantors, and J.P. Morgan Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, UBS Securities LLC, Calyon Securities (USA) Inc., Citigroup Global Markets Inc. and Cohen & Steers Capital Advisors, LLC, as Initial Purchasers.

99.1	Press release issued by the Company on May 27, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: May 27, 2005	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

10.1	Purchase Agreement dated as of May 26, 2005 by and among Ventas Realty, Limited Partnership and Ventas Capital Corporation, as Issuers, the Company and Ventas LP Realty, LLC, as Guarantors, and J.P. Morgan Securities, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, UBS Securities LLC, Calyon Securities (USA) Inc., Citigroup Global Markets Inc. and Cohen & Steers Capital Advisors, LLC, as Initial Purchasers.

99.1	Press release issued by the Company on May 27, 2005.